Earnings Conference Call – First Quarter 2019 May 1, 2019 John Wiehoff, Chairman & CEO Robert Biesterfeld, COO Scott Hagen, Corporate Controller and Interim CFO Robert Houghton, VP of Investor Relations 1

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2 2

Q1 2019 – Key Themes ▪ Strong Q1 financial results ▪ Price and cost declines in most service lines ▪ Successfully adapting to changing market conditions ▪ Strength of our business model 3 3

Results Q1 2019 in thousands, except per share amounts and headcount Three Months Ended March 31 2019 2018 % Change Total Revenues $3,751,210 $3,925,327 (4.4%) Total Net Revenues $678,800 $625,925 8.4% Net Revenue Margin % 18.1% 15.9% 220 bps Personnel Expenses $340,098 $328,297 3.6% Selling, General, and Admin $114,152 $106,043 7.6% Income from Operations $224,550 $191,585 17.2% Operating Margin % 33.1% 30.6% 250 bps Depreciation and Amortization $24,560 $24,241 1.3% Net Income $161,788 $142,297 13.7% Earnings Per Share (Diluted) $1.16 $1.01 14.9% Average Headcount 15,381 15,088 1.9% ▪ Net revenues increase driven primarily by margin improvement in truckload ▪ Operating income growth includes moderating variable compensation expense and modest headcount growth 4 4

Q1 2019 Other Income Statement Items ▪ Q1 effective tax rate of 22.0% vs. 21.3% last year ▪ $5 million unfavorable impact from currency revaluation ▪ Interest expense increase due to an increase in interest rates ▪ Weighted average diluted shares outstanding down 1.6 percent ‹#› 5

Q1 2019 Cash Flow and Capital Distribution Cash Flow from Operations Capital Distribution + 28.1% + 8.7% $256.9M $146.4M Share $134.7M Repurchases $200.6M Cash Dividends Q1 2018 Q1 2019 Q1 2018 Q1 2019 ▪ $56.3 million increase in cash flow ▪ $146.4 million of net income returned driven by improved working capital to shareholders performance and higher net income ▪ $69.7 million in cash dividends ▪ $13.9 million in capital expenditures ▪ $76.7 million in share repurchases ▪ 872,489 shares repurchased in the first quarter at an average price of $87.87 per share ‹#› 6 ▪ Dividend payout ratio of 40.9%

Q1 2019 Balance Sheet in thousands March 31, December 31, 2019 2018 % Change Accounts Receivable, Net(1) $2,223,487 $2,322,073 (4.2%) Accounts Payable(2) $1,186,658 $1,182,927 0.3% Net Operating Working Capital(3) $1,036,829 $1,139,146 (9.0%) ▪ Total debt balance $1.34 billion ▪ $600 million senior unsecured notes, 4.20% coupon ▪ $500 million private placement debt, 4.28% average coupon ▪ $250 million accounts receivable securitization debt facility, 3.15% average rate ▪ Adopted new lease accounting policy in 2019 Q1 (1) Accounts receivable amount includes contract assets as the result of a 2018 accounting policy change that recognizes revenues for in-transit shipments. (2) Accounts payable amount includes outstanding checks and also includes accrued transportation expense as the result of a 2018 accounting policy change that recognizes revenues for in-transit shipments. (3) Net operating working capital is defined as net accounts receivable, as described above, less accounts payable, as described above. ‹#› 7

Second Quarter 2019 Trends – April ▪ April to date total company net revenue per business day has increased approximately 5 percent when compared to April 2018 ▪ Truckload volume per business day has decreased approximately 4 percent on a year-over-year basis in April 8 8

NAST Truckload Cost and Price Change(1) 20% E C I R P 15% D N A 10% T S O C 5% N I E 0% G N A H -5% C YoY Price Change % Y -10% YoY Cost Change O Y -15% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NAST Q1 ▪ NAST Truckload cost and price change chart represents Truckload truckload shipments in North America. Volume 0.5% Pricing(1)(2) (5.5%) ▪ Includes the impact of the truckload service line previously reported in the Robinson Fresh segment. Cost(1)(2) (8.5%) Net Revenue Margin (1) Pricing and cost measures exclude the estimated impact of the change in fuel prices. (2) Represents price and cost YoY change for North America shipments across all segments. ‹#› 9

NAST Truckload Cost and Price Per Mile(1) Price per Mile Cost per Mile ▪ NAST Truckload cost and price per mile chart represents all truckload shipments in North America ▪ Continued price movements in response to changes in marketplace conditions (1) Cost and price per mile exclude the estimated impact of fuel. ‹#› 10

Q1 2019 NAST Results by Service Line Truckload, Less Than Truckload and Intermodal in thousands Three Months Ended March 31 ▪ Year-over-year price Net Revenues 2019 2018 % Change declines in truckload and Truckload $359,031 $312,952 14.7% LTL LTL $114,918 $110,916 3.6% Intermodal $5,976 $6,217 (3.9%) ▪ Net revenue margin Other $6,625 $8,317 (20.3%) expansion in truckload, Total Net Revenues $486,550 $438,402 11.0% LTL and intermodal Net Revenue Margin % 17.4% 15.1% 230 bps ▪ Volume increase in Truckload LTL Intermodal truckload and LTL (1)(2) Pricing ▪ Added 5,000 new carriers Cost(1)(2) in the quarter Volume Net Revenue Margin (1) Represents price and cost YoY change for North America shipments across all segments. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 11

Q1 2019 NAST Operating Income Q1 Operating Income Q1 Operating Margin % + 17.6% + 240 bps $211.3M 43.4% $179.6M 41.0% Q1 2018 Q1 2019 Q1 2018 Q1 2019 ▪ Increased net revenues ▪ Headcount increased 1.7 percent ▪ Continued investments in technology ▪ Four consecutive quarters of year-over-year operating margin expansion ‹#› 12

Q1 2019 Global Forwarding Results by Service Line Ocean, Air and Customs in thousands Three Months Ended March 31 ▪ Ocean net revenue growth Net Revenues 2019 2018 % Change due to margin expansion Ocean $71,457 $68,694 4.0% Air $26,136 $26,037 0.4% ▪ Air net revenue growth Customs $21,877 $20,655 5.9% due to margin expansion, Other $7,766 $7,651 1.5% largely offset by declining Total $127,236 $123,037 3.4% volume Net Revenue Margin % 23.7% 22.2% 150 bps ▪ Customs net revenue Ocean Air growth includes Pricing transactions growth of 2.5 Volume percent Net Revenue Margin ‹#› 13

Q1 2019 Global Forwarding Operating Income Q1 Operating Income Q1 Operating Margin % + 72.8% + 450 bps $14.2M 11.2% $8.2M 6.7% Q1 2018 Q1 2019 Q1 2018 Q1 2019 ▪ Increased net revenues ▪ Improved employee productivity ▪ 1.3 percent decrease in average headcount ‹#› 14

Q1 2019 All Other and Corporate Results Robinson Fresh, Managed Services and Other Surface Transportation in thousands Three Months Ended March 31 Net Revenues 2019 2018 % Change Robinson Fresh $28,658 $30,237 (5.2%) Managed Services $20,312 $18,317 10.9% Other Surface Transportation $16,044 $15,932 0.7% Total $65,014 $64,486 0.8% Robinson Fresh ▪ Case volume decline of 7 percent Managed Services ▪ $4 billion in freight under management Other Surface Transportation ▪ Mid-single-digit volume growth in Europe truckload ‹#› 15

Our Areas of Focus ▪ Grow market share ▪ Automate core processes ▪ Improve operating leverage Long-Term Growth Targets(1) Net Revenues 5 - 10% Operating Income Greater than net revenue growth Earnings Per Share 10%+ (1) Long-term growth targets represent an over time perspective and do not necessarily represent an expected annual growth rate. ‹#› 16

Final Comments ▪ We add value by helping our customers understand and navigate the marketplace ▪ Our people, processes and technology will allow us to continue to win in the marketplace ▪ John Wiehoff retiring as CEO on May 9, will remain Chairman ▪ Bob Biesterfeld to succeed Wiehoff as CEO ‹#› 17

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Q1 2019 Transportation Results(1) in thousands Three Months Ended March 31 Transportation 2019 2018 % Change Total Revenues $3,504,932 $3,637,640 (3.6%) Total Net Revenues $651,676 $596,038 9.3% Net Revenue Margin % 18.6% 16.4% 220 bps Transportation Net Revenue Margin % 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 17.4% 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% Q2 15.8% 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% Q3 16.6% 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% Q4 17.6% 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% Total 16.8% 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% (1) Includes results across all segments. ‹#› 19

Q1 2019 NAST Results in thousands, except headcount Three Months Ended March 31 2019 2018 % Change Total Revenues $2,796,784 $2,908,419 (3.8%) Total Net Revenues $486,550 $438,402 11.0% Net Revenue Margin % 17.4% 15.1% 230 bps Income from Operations $211,283 $179,637 17.6% Operating Margin % 43.4% 41.0% 240 bps Depreciation and Amortization $6,259 $6,331 (1.1%) Total Assets $2,693,668 $2,593,648 3.9% Average Headcount 7,424 7,298 1.7% ‹#› 20

Q1 2019 Global Forwarding Results in thousands, except headcount Three Months Ended March 31 2019 2018 % Change Total Revenues $537,567 $553,754 (2.9%) Total Net Revenues $127,236 $123,037 3.4% Net Revenue Margin % 23.7% 22.2% 150 bps Income from Operations $14,203 $8,221 72.8% Operating Margin % 11.2% 6.7% 450 bps Depreciation and Amortization $8,926 $8,909 0.2% Total Assets $1,001,881 $805,184 24.4% Average Headcount 4,707 4,767 (1.3%) ‹#› 21

Q1 2019 All Other and Corporate Results in thousands, except headcount Three Months Ended March 31 2019 2018 % Change Total Revenues $416,859 $463,154 (10.0%) Total Net Revenues $65,014 $64,486 0.8% Income from Operations ($936) $3,727 NM Depreciation and Amortization $9,375 $9,001 4.2% Total Assets $1,001,895 $908,944 10.2% Average Headcount 3,250 3,023 7.5% ‹#› 22

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